(i) Based on their evaluation of the
  Registrant's Disclosure Controls and
  Procedures as of a date within 90 days
  of the Filing Date, the Registrant's
  President and Treasurer/CFO have
  determined that the DisclosureControls
  and Procedures (as defined in Rule
  30a-2(c) under the Act) are designed to
  ensure that information required to be
  disclosed by the Registrant is
  recorded, processed, summarized and
  reported by the filing Date, and that
  information required to be disclosed in
  the report is communicated to the
  Registrant's management, as
  appropriate, to allow timely decisions
  regarding required disclosure.

  (ii) There were no significant changes
  in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

  (iii) Certification of principal executive officer (see attached) and Certification of principal financial officer (see attached).

            Exhibit A
Form N-SAR Certification



  I, Glenn Haber, certify that:

    I have reviewed this report on Form N-
    SAR of Rainier Investment
    Management Mutual Funds;
    Based on my knowledge, this report
    does not contain any untrue
    statement of a material fact or omit
    to state a material fact necessary
    to make the statements made, in
    light of the circumstances under
    which such statements were made,
    not misleading with respect to the
    period covered by this report;
    Based on my knowledge, the financial
    information included in this report,
    and the financial statements on
    which the financial information is
    based, fairly present in all material
    respects the financial condition,
    results of operations, changes in
    net assets, and cash flows (if the
    financial statements are required
    to include a statement of cash
    flows) of the registrant as of, and
    for, the periods presented in this
    report;
    The registrant's other certifying
    officers and I are responsible for
    establishing and maintaining
    disclosure controls and
    procedures (as defined in rule 30a-
    2(c) under the Investment
    Company Act) for the registrant
    and have:
           designed such disclosure
         controls and procedures
         to ensure that material
         information relating to
         the registrant, including
         its consolidated
         subsidiaries, is made
         known to us by others
         within those entities,
         particularly during the
         period in which this
         report is being prepared;
           evaluated the effectiveness of
         the registrant's disclosure
         controls and procedures
         as of a date within 90
         days prior to the filing
         date of this report (the
         "Evaluation Date"); and
           presented in this report our
         conclusions about the
         effectiveness of the
         disclosure controls and
         procedures based on our
         evaluation as of the
         Evaluation Date;
    The registrant's other certifying
    officers and I have disclosed,
    based on our most recent
    evaluation, to the registrant's
    auditors and the audit committee
    of the registrant's board of
    directors (or persons performing
    the equivalent functions):
           all significant deficiencies in
         the design or operation
         of internal controls which
         could adversely affect
         the registrant's ability to
         record, process,
         summarize, and report
         financial data and have
         identified for the
         registrant's auditors any
         material weaknesses in
         internal controls; and
           any fraud, whether or not
         material, that involves
         management or other
         employees who have a
         significant role in the
         registrant's internal
         controls; and
    The registrant's other certifying
    officers and I have indicated in
    this report whether or not there
    were significant changes in
    internal controls or in other factors
    that could significantly affect
    internal controls subsequent to
    the date of our most recent
    evaluation, including any
    corrective actions with regard to
    significant deficiencies and
    material weaknesses.


  Date: 6/12/03


  /s/ Glenn Haber
  Glenn Haber
  President, Secretary, and Treasurer